SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2004
Date of Report (Date of earliest event reported)

TEXEN OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33193	88-0435904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2401 Fountain View Drive, Houston, Texas 77070
(Address of principal executive offices)

(713) 782-5758
(Registrant's telephone number, including area code)

ITEM 7.   REGULATION FD DISCLOSURE

Exhibit No.	Description
99.1	Press Release

Mr. Michael Sims, President and CEO of Texen Oil and Gas Takes Time out of New York Road Show to Discuss Corporate Strategy with Senior Analyst, Todd Santorelli of WallStreetReporter.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXEN OIL AND GAS, INC.

BY: /s/ Michael Sims
DATED: August 26, 2004	Michael Sims, President and CEO